                                   Exhibit 4.2

     ========================================================


                     HARVEYS CASINO RESORTS,
                              Issuer


              HARVEYS C.C. MANAGEMENT COMPANY, INC.,
      HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY,
              HARVEYS IOWA MANAGEMENT COMPANY, INC.
                               and
              HARVEYS L.V. MANAGEMENT COMPANY, INC.,
                          as Guarantors


                               and


                IBJ SCHRODER BANK & TRUST COMPANY,
                             Trustee



                   First Supplemental Indenture



                     Dated as of June 5, 1996


                            __________


                           $150,000,000


              10-5/8% SENIOR SUBORDINATED NOTES DUE 2006


  Supplementing the Indenture Dated as of May 15, 1996 among Harveys Casino Resorts, Issuer, Harveys C.C. Management Company,
  Inc., Harveys Wagon Wheel Casino Limited Liability Company, Harveys Iowa Management Company, Inc. and Harveys L.V. Management
   Company, Inc., as Guarantors and IBJ Schroder Bank & Trust
                        Company, Trustee
     ========================================================

          THIS FIRST SUPPLEMENTAL INDENTURE (the "First Supplemental Indenture"), dated as of June 5, 1996 among HARVEYS CASINOS RESORTS, a Nevada Corporation (the "Issuer"), HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY, a Colorado corporation, HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation and HARVEYS L.V. MANAGEMENT COMPANY, INC., a Nevada corporation (the "Guarantors"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation (the "Trustee"), under the Indenture dated as of May 15, 1996 (hereinafter referred to as the "Indenture")


                      W I T N E S S E T H :


          WHEREAS, the Issuer has issued its  10-5/8 % Senior
Subordinated Notes Due 2006 (the "Securities") pursuant to the
Indenture; and

          WHEREAS, the Issuer and the Guarantors wish to amend the Indenture pursuant to Section 7.1(d) thereof;

          NOW, THEREFORE:

                          ARTICLE ONE

          SECTION 1.01.  Section 10.1(a) of the Indenture is
deleted in its entirety and replaced with the following:

     "(a) On or after June 1, 2001, the Issuer at its option may redeem the Securities pursuant to this Section 10.1 in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve month period beginning on June 1 of the years indicated below:

     YEAR                               PERCENTAGE

     2001..............                 105.313%
     2002..............                 103.542%
     2003..............                 101.771%
     2004 and thereafter                100.000%"

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     SECTION 1.02.  The fifth paragraph of the form of reverse of
Security, set forth as Exhibit A of the Indenture, is deleted in its entirety and replaced with the following:

               5.  "Optional Redemption.  Except as set
     forth below, the Issuer shall not have the option to redeem the Securities pursuant to Section 10.1 of the Indenture prior to June 1, 2001. Thereafter, the
     Issuer shall have the option to redeem the Securities in whole or in part, at the redemption prices
     (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the 12 month period beginning on June 1 of the years indicated below.

          YEAR                     PERCENTAGE
          2001                     105.313%
          2002                     103.542%
          2003                     101.771%
          2004 and thereafter      100.000%"



                          ARTICLE TWO

          SECTION 2.01.  Except as amended hereby, all of the
terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects.

          SECTION 2.02. This First Supplemental Indenture and each and every provision hereof shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

          SECTION 2.03. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date hereof.

                                HARVEYS CASINO RESORTS

[CORPORATE SEAL]                By  /s/ Charles W. Scharer
                                    ----------------------------
                                    Name:  Charles W. Scharer
                                    Title: President and Chief
                                           Executive Officer
By /s/ William B. Ledbetter
   --------------------------
                                IBJ SCHRODER BANK & TRUST
                                 COMPANY, as Trustee

[CORPORATE SEAL]                By  /s/ Thomas J. Bogert
                                    ----------------------------
                                    Name:  Thomas J. Bogert
                                    Title: Assistant Vice
                                           President
By /s/ Randi S. Gelfand
   --------------------------
                                HARVEYS C.C. MANAGEMENT
                                 COMPANY, INC.

                                By  /s/ Thomas M. Yturbide
                                    ----------------------------
                                    Name:  Thomas M. Yturbide
                                    Title: President
By /s/ William B. Ledbetter
   --------------------------
                                HARVEYS WAGON WHEEL CASINO
                                 LIMITED LIABILITY COMPANY

                                By  /s/ Thomas M. Yturbide
                                    ----------------------------
                                    Name:  Thomas M. Yturbide
                                    Title: Manager
By /s/ William B. Ledbetter
   --------------------------
                                HARVEYS IOWA MANAGEMENT
                                 COMPANY, INC.

                                By   /s/ Thomas M. Yturbide
                                     ---------------------------
                                     Name:  Thomas M. Yturbide
                                     Title: President
By /s/ William B. Ledbetter
   --------------------------
                                HARVEYS L.V. MANAGEMENT
                                 COMPANY, INC.

                                By  /s/ Thomas M. Yturbide
                                    ----------------------------
                                    Name:  Thomas M. Yturbide
                                    Title: President
By /s/ William B. Ledbetter
   --------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date hereof.

                                HARVEYS CASINO RESORTS

[CORPORATE SEAL]                By  /s/ Charles W. Scharer
                                    ----------------------------
                                    Name:  Charles W. Scharer
                                    Title: President and Chief
                                           Executive Officer
By /s/ William B. Ledbetter
   --------------------------
                                IBJ SCHRODER BANK & TRUST
                                 COMPANY, as Trustee

[CORPORATE SEAL]                By  /s/ Thomas J. Bogert
                                    ----------------------------
                                    Name:  Thomas J. Bogert
                                    Title: Assistant Vice
                                           President
By /s/ Randi S. Gelfand
   --------------------------

                                HARVEYS C.C. MANAGEMENT
                                 COMPANY, INC.

                                By  /s/ Thomas M. Yturbide
                                    ----------------------------
                                    Name:  Thomas M. Yturbide
                                    Title: President
By /s/ William B. Ledbetter
   --------------------------
                                HARVEYS WAGON WHEEL CASINO
                                 LIMITED LIABILITY COMPANY

                                By  /s/ Thomas M. Yturbide
                                    ----------------------------
                                    Name:  Thomas M. Yturbide
                                    Title: Manager
By /s/ William B. Ledbetter
   --------------------------
                                HARVEYS IOWA MANAGEMENT
                                 COMPANY, INC.

                                By   /s/ Thomas M. Yturbide
                                     ---------------------------
                                     Name:  Thomas M. Yturbide
                                     Title: President
By /s/ William B. Ledbetter
   --------------------------
                                HARVEYS L.V. MANAGEMENT
                                 COMPANY, INC.

                                By  /s/ Thomas M. Yturbide
                                    ----------------------------
                                    Name:  Thomas M. Yturbide
                                    Title: President
By /s/ William B. Ledbetter
   --------------------------